Trade Accounts Payable	6 Months Ended
Jun. 30, 2025
Disclosure Of Trade Accounts Payables [Abstract]
Trade Accounts Payable
10.	Trade Accounts Payable
As of June 30, 2025, and December 31, 2024, the trade accounts payable of the Group are stated in the following currencies:

In thousands of soles	2025	2024

Soles	308,703	300,068

US dollars	55,735	73,537

COP	435,081	438,871

MXN	120,995	121,530

	920,514	934,006

Current	918,446	931,265

Non-current	2,068	2,741
Trade accounts payable are mainly related to the acquisition of supplies, materials and services for the Group’s performance. These accounts payable have current maturity and do not bear interest and generally have payment terms of 98 days, 69 days and 167 days in the subsidiaries located in Peru, Mexico and Colombia, respectively, including the supplier finance arrangement of the Group.
As of June 30, 2025 and December 31, 2024, they include: i) medical fees amounting to S/ 48,827 thousand and S/ 46,364 thousand, respectively, and ii) contract liabilities related to the advance consideration received from patients for healthcare services, for which revenue is recognized over time amounting to S/ 24,496 thousand and S/ 23,800 thousand, respectively. They are classified in soles, COP and MXN and have current maturity.
Likewise, the Group participates in a supplier finance arrangement under which its suppliers may elect to receive early payment of their invoices from a bank by factoring their receivables from the Group. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Group and receives settlement from the Group later. The principal purpose of this program is to facilitate efficient payment processing and provide the willing suppliers early payment terms, compared with the related invoice payment due date. The Group has not derecognized the original trade payables relating to the arrangement because neither a legal release was obtained nor was the original liability substantially modified on entering into the arrangement. From the Group’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that are not participating. All payables under the arrangement are classified as current as at June 30, 2025 and December 31, 2024. As of June 30, 2025 and December 31, 2024, the amounts related to supplier factoring facility are S/ 155,414 thousand and S/ 155,887 thousand, respectively. The payments to the bank are included within operating cash flows because they continue to be part of the normal operating cycle of the Group and their principal nature remains operating – i.e., payments for the purchase of goods and services. The payments to a supplier by the bank are considered non-cash
transactions and amounted to S/ 233,305 thousand during the six months ended at June 30, 2025.
As of June 30, 2025 and December 31, 2024 the
non-current
portion corresponds to payments agreements with suppliers of the Colombian subsidiaries with maturities between 12 and 36 months.